Exhibit 32
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                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Pacific State Bancorp (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report'), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.



/s/ Steven A. Rosso                                         Date: March 18, 2004
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             Steven A. Rosso
  President and Chief Executive Officer


/s/ JoAnne Roberts                                          Date: March 18, 2004
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              JoAnne Roberts
Vice President and Chief Financial Officer

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